UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 12, 2006
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Underwriting Agreement
Fourth Supplemental Indenture
Amended and Restated Trust Agreement
Guarantee Agreement
Replacement Capital Covenant

Item 8.01. Other Events.
     U.S. Bancorp, a Delaware corporation (the “Company”), and USB Capital X, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on April 12, 2006 the public offering of $500,000,000 aggregate principal amount of the Trust’s 6.50% Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated April 5, 2006, between the Company, the Trust and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives (the “Representatives”) of the underwriters named in Schedule I thereto (collectively, the “Underwriters”), which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (December 21, 2005). The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and Wilmington Trust Company, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 6.50% Income Capital Obligation Notes (the “ICONs”), due 2066, issued pursuant to a Junior Subordinated Indenture (the “Indenture”) dated April 28, 2005, as supplemented by the First Supplemental Indenture dated August 3, 2005, as supplemented by the Second Supplemental Indenture dated December 29, 2005, as supplemented by the Third Supplemental Indenture dated March 17, 2006 and as supplemented by the Fourth Supplemental Indenture dated April 12, 2006, between the Company and Wilmington Trust Company, as successor trustee to Delaware Trust Company, National Association, as Debenture Trustee. The Capital Securities, the ICONs and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-124535).
     On April 12, 2006, in connection with the closing of the Capital Securities offering, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase the ICONs unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
d) Exhibits.

1.1	Underwriting Agreement, dated April 5, 2006, between U.S. Bancorp, the Trust and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representatives of the Underwriters.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (incorporated by reference to Exhibit 1.2 of the Report on Form 8-K of U.S. Bancorp dated December 29, 2005).

4.1	Fourth Supplemental Indenture dated April 12, 2006, between U.S. Bancorp and Wilmington Trust Company, as successor trustee (Annexes B and C to the Fourth Supplemental Indenture are set forth in Exhibits 4.4 and 4.5, respectively).

4.2	Specimen Capital Security Certificate (included as part of Exhibit 4.4).

4.3	Specimen 6.50% Income Capital Obligation Note due 2066 (included as part of Exhibit 4.1).

4.4	Amended and Restated Trust Agreement dated April 12, 2006 between U.S. Bancorp, Wilmington Trust Company, as Delaware Trustee and Property Trustee and the Administrative Trustees named therein.

4.5	Guarantee Agreement dated April 12, 2006 between U.S. Bancorp and Wilmington Trust Company, as Guarantee Trustee.

99.1	Replacement Capital Covenant of U.S. Bancorp, dated as of April 12, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
Date: April 12, 2006	By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Secretary

Exhibit Index

1.1	Underwriting Agreement, dated April 5, 2006, between U.S. Bancorp, the Trust and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representatives of the Underwriters.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (incorporated by reference to Exhibit 1.2 of the Report on Form 8-K of U.S. Bancorp dated December 29, 2005).

4.1	Fourth Supplemental Indenture dated April 12, 2006, between U.S. Bancorp and Wilmington Trust Company, as successor trustee (Annexes B and C to the Fourth Supplemental Indenture are set forth in Exhibits 4.4 and 4.5, respectively).

4.2	Specimen Capital Security Certificate (included as part of Exhibit 4.4).

4.3	Specimen 6.50% Income Capital Obligation Note due 2066 (included as part of Exhibit 4.1).

4.4	Amended and Restated Trust Agreement dated April 12, 2006 between U.S. Bancorp, Wilmington Trust Company, as Delaware Trustee and Property Trustee and the Administrative Trustees named therein.

4.5	Guarantee Agreement dated April 12, 2006 between U.S. Bancorp and Wilmington Trust Company, as Guarantee Trustee.

99.1	Replacement Capital Covenant of U.S. Bancorp, dated as of April 12, 2006.